Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Louis Giordimaina, the Chief Executive Officer of AERKOMM INC. (the “Company”), DOES HEREBY CERTIFY that:

1. The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 13th day of July 2022.

/s/ Louis Giordimaina
Louis Giordimaina
Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Aerkomm Inc. and will be retained by Aerkomm Inc. and furnished to the Securities and Exchange Commission or its staff upon request.